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                          EXHIBIT 10.27
                                                   4/24/96


                       FRONTIER CORPORATION

                  DIRECTORS STOCK INCENTIVE PLAN


         This Frontier Corporation Directors Stock Incentive Plan (the "Plan") was last amended and restated effective as of January 1, 1995. The Plan is hereby continued, amended and restated, effective January 1, 1996, for the purpose of increasing the number of stock grants awarded to eligible directors as follows:

1.  PURPOSE

         The purpose of the Plan is to enable Frontier Corporation (the "Company") and its subsidiaries to attract and retain outside directors and provide them with an incentive to maintain and enhance the Company's long-term performance record. It is intended that this purpose will best be achieved by granting eligible directors non-qualified stock options ("options") and/or stock grants (collectively options and stock grants are referred to as "awards") under this Plan pursuant to the rules set forth in Section 83 of the Internal Revenue Code, as amended from time to time.

2.  ADMINISTRATION

         The Plan shall be administered by the Company's Board of Directors (the "Board"). Subject to the provisions of the Plan, the Board shall possess the authority, in its discretion,
(a) to prescribe the form of the stock option and stock grant agreements including any appropriate terms and conditions applicable to these awards and to make any amendments to such agreements or awards; (b) to interpret the Plan; (c) to make and amend rules and regulations relating to the Plan; and (d) to make all other determinations necessary or advisable for the administration of the Plan. The Board's determinations shall be conclusive and binding. No member of the Board shall be liable for any action taken or decision made in good faith relating to the Plan or any award granted hereunder.

3.  ELIGIBLE DIRECTORS

         Members of the Board of Directors of the Company and its subsidiaries who are not also employees of the Company or its subsidiaries are eligible to participate in this Plan. Eligible directors are entitled to receive both options and stock grants. Beneficial owners of more than five percent of the Common Stock of the Company are not eligible to receive any awards under this Plan.

4.  SHARES AVAILABLE

         An aggregate of 1,000,000 shares of the Common Stock (par value $1.00 per share) of the Company (subject to substitution or adjustment as provided in Section 9 hereof) shall be available for the grant of awards under the Plan. Such shares may be authorized and unissued shares. If an option expires, terminates or is cancelled without being exercised, new options may thereafter be granted covering such shares. No award may be granted more than ten years after the effective date of the Plan.

5.  TERMS AND CONDITIONS OF OPTIONS

         Each option granted under the Plan shall be evidenced by an option agreement in such form as the Board shall approve from time to time, which agreement shall conform with this Plan and contain the following terms and conditions:

              (a) Number of Shares. At the date each year when new members are elected to the Company's Board, each eligible director who will be serving on the new Board (whether newly elected or continuing as a carryover director) shall receive an option to purchase 4000 shares of the Company's Common Stock. For an eligible director of a subsidiary's board, the option shall be for 3000 shares.

              An eligible director who begins Board service on a date other than the date when new members are normally elected to the Board shall receive a pro rata grant to cover the partial year remaining until the next Board election. The number of shares subject to such option shall be 4000 (3000 in the case of a director of a subsidiary) multiplied by a fraction the numerator of which is the number of full or partial months in the period commencing on the first day of the month following the new Board member's appointment and ending on the next following date when new members are elected to the Board and the denominator of which is 12. Any fractional share shall be rounded up to the next highest whole number of shares.

              (b) Exercise Price. The exercise price under each option shall equal the fair market value of the Common Stock at the time such option is granted. For this purpose, fair market value shall equal the closing price of the Company's Common Stock on the New York Stock Exchange on the date an option is granted, or, if there was no trading in such stock on the date of such grant, the closing price on the last preceding day on which there was such trading.

              (c) Duration of Option. Each option by its terms shall not be exercisable after the expiration of ten years from the date such option is granted.

              (d) Options Nontransferable. Each option by its terms shall not be transferable by the participant otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant, the participant's guardian or the participant's legal representative.

              (e) Exercise Terms. Each option granted under the Plan shall become exercisable with respect to 33 1/3 percent of the shares subject thereto on the first anniversary of the date of grant and with respect to an additional 33 1/3 percent of such shares on each of the second and third anniversaries of such date of grant. Options may be partially exercised from time to time during the period extending from the time they first become exercisable until the tenth anniversary of the date of grant.

              (f) Payment of Exercise Price. An option shall be exercised upon written notice to the Company accompanied by payment in full for the shares being acquired. The payment shall be made in cash, by check or, if the option agreement so permits, by delivery of shares of Common Stock of the Company registered in the name of the participant, duly assigned to the Company with the assignment guaranteed by a bank, trust company or member firm of the New York Stock Exchange, or by a combination of the foregoing. Any such shares so delivered shall be deemed to have a value per share equal to the fair market value of the shares on such date. For this purpose, fair market value shall equal the closing price of the Company's Common Stock on the New York Stock Exchange on the date the option is exercised, or, if there was no trading in such stock on the date of such exercise, the closing price on the last preceding day on which there was such trading.

6.  TERMS AND CONDITIONS OF STOCK GRANTS

         Each stock grant awarded under the Plan shall be evidenced by a stock grant agreement in such form as the Board shall approve from time to time, which agreement shall conform with the Plan and the following terms and conditions:

              (a)  Number of Shares.

              (i) Frontier Directors. At the date each year when new members are elected to the Company's Board, each eligible director of the Company who will be serving on the new Board (whether newly elected or continuing as a carryover director) shall be granted 1200 shares of the Company's Common Stock. If an eligible director is a chair of any Board committee on the date of grant, the number of shares shall be 1500 instead of 1200.

                        An eligible director who begins Board
                   service on a date other than the date when new members are normally elected to the Board shall receive a pro rata grant to cover the partial year remaining until the next Board election. The number of shares subject to such grant shall be 1200 (1500 for committee chairs) multiplied by a fraction the numerator of which is the number of full or partial months in the period commencing on the first day of the month following the new Board member's appointment and ending on the next following date when new members are elected to the Board and the denominator of which is 12. Any fractional share shall be rounded up to the next highest whole number of shares.

                          Effective for years after 1996, at the
                   date each year when new members are elected to the Company's Board, each eligible director shall receive the greater of 1200 shares of the Company's Common Stock (1500 for chairs of Board Committees) or the number of shares of Common Stock (rounded to the nearest whole share) having a fair market value on the trading day immediately preceeding such date equal to the annual cash retainer for members of the Board (or chairs of Board Committees), exclusive of meeting fees. Fair market value shall have the same meaning as in Section 5(b).

                        In addition to the shares awarded
                   pursuant to the foregoing paragraphs of this
                   Section 6(a)(i), an eligible director of the Company who begins his or her first service on the Company's Board, whether such service commences on the date of the Annual Meeting or on another date, shall be granted 1000 shares of the Company's Common Stock.

              (ii) Subsidiary Directors. At the date each year
                   when new members are elected to a
                   subsidiary's board, each eligible director of the subsidiary who will be serving on the new board (whether newly elected or continuing as a carryover director) shall be granted the next highest whole number of shares of the Company's Common Stock having an aggregate fair market value of $18,000 ($25,000 in the case of directors carried over from the old Rochester Telephone Corporation board). If an eligible director is a chair of any subsidiary board committee, the fair market value of the shares to be granted shall be $21,000 instead of $18,000 ($29,000 instead of $25,000 in the case of chairs who were on the old Rochester Telephone Corporation board). For this purpose, fair market value shall have the same meaning as in Section 5(b).

                        An eligible director of a subsidiary who
                   begins board service on a date other than the date when new members are normally elected to the board shall receive a pro rata grant to cover the partial year remaining until the next board election. The dollar value of shares subject to such grant shall be determined by multiplying $18,000 ($21,000 if the new director is chair of a board committee) by a fraction the numerator of which is the number of full or partial months in the period commencing on the first day of the month following the new board member's appointment and ending on the next following date when new members are elected to the board and the denominator of which is 12.
                   The number of shares granted shall equal the dollar amount obtained above divided by the fair market value of the Company's Common Stock on the date of grant. Any fractional share shall be rounded up to the next highest whole number of shares.

              (b)  Vesting.  All shares shall be fully and
         immediately vested at the date of grant.

              (c) Restriction on Transferability. The 1,000 shares granted to a first time director (including additional shares obtained through dividend reinvestment) of the Company may not be sold, gifted or otherwise transferred while the director remains on the Board of the Company unless the Board in its sole and absolute discretion determines otherwise. All other shares granted to an eligible director of the Company or of a subsidiary are free of transfer restrictions under the terms of this Plan.

              (d) Custody of Share Certificates. Certificates for all shares subject to the transferability restriction under subsection (c) above shall be held by the Company for the benefit of the director who shall deliver to the Company a stock power executed in blank covering such shares. Except for this custody restriction, the holder of a stock grant shall possess all the rights of a holder of the Company's Common Stock, including voting and dividend rights, provided that all dividends shall be automatically reinvested in additional shares of Company Common Stock rather than paid in cash.

              (e) Miscellaneous. All other provisions of the Plan not inconsistent with this Section 6 shall apply to stock grants and the holder thereof unless otherwise determined by the Board. Stock grants shall be considered as directors fees for purposes of any plan of deferred compensation that permits the deferral of directors fees.

7.  GENERAL RESTRICTION ON ISSUANCE OF STOCK CERTIFICATES

         The Company shall not be required to deliver any certificate upon the grant of any award, the exercise of an option or the satisfaction of any condition with respect to any award until it has been furnished with such opinion, representation or other document as it may reasonably deem necessary to insure compliance with any law or regulation of the Securities and Exchange Commission or any other governmental authority having jurisdiction under this Plan. Certificates delivered upon such grant, exercise or satisfaction of any condition may bear a legend restricting transfer absent such compliance. Each award shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares thereunder, such award may not be granted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors in the exercise of its reasonable judgment.

8.  TERMINATION OF EMPLOYMENT

              (a)  Options.       If a director dies, either before
         or after termination as a director, resigns from the Board as a result of a conflict of interest or is removed from the Board for cause, any option may be exercised by the director or by the director's personal representative, as the case may be, at any time prior to the earlier of the expiration date of the option or the first anniversary of the director's date of death, resignation or removal but only if, and to the extent that, the director was entitled to exercise the option at the date of death, resignation or removal. If a director's employment as a director terminates for any reason other than death, resignation due to a conflict or removal for cause, option rights shall continue to vest in accordance with the terms of the option agreement without regard to the termination of employment and may be exercised by the director pursuant to the terms of that agreement.

              (b) Stock Grants. Upon a director's termination of employment as a director for any reason, all certificates for shares of Common Stock held by the Company on account of the restriction on the transfer of stock grants during service on the Board shall be delivered to the director. In the event termination of employment is caused by the director's death such certificates shall be delivered to the director's personal representative. All such deliveries of certificates shall be made as soon as reasonably practicable on or following the date a director terminates employment as a director of the Company.

9.  ADJUSTMENT OF SHARES

         In the event of any change in the Common Stock of the Company by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares authorized under Section 4, the number and kind of shares which thereafter are subject to an award under the Plan and the number and kind of shares set forth in options under outstanding agreements and the price per share shall be adjusted automatically consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

10.  NO EMPLOYMENT RIGHTS

         The Plan and any awards granted under the Plan shall not confer upon any director any right with respect to continuance as a director of the Company or any subsidiary, nor shall they interfere in any way with any right the Company or its subsidiaries may have to terminate the director's position as a director at any time.

11.  RIGHTS AS A SHAREOWNER

         The recipient of any option under the Plan shall have no rights as a shareowner with respect thereto unless and until certificates for shares of Common Stock are issued to the recipient. The recipient of a stock grant shall have all rights of a shareowner except for the nontransferability and dividend reinvestment requirements.

12.  AMENDMENT AND DISCONTINUANCE

         This Plan may be amended, modified or terminated by the shareowners of the Company or by the Company's Board of Directors, provided that Plan provisions relating to the amount, price and timing of awards may not be amended more than once every six months other than to comport with changes in the Internal Revenue Code or the regulations thereunder and provided further that the Board may not, without approval of the shareowners, materially increase the benefits accruing to participants under the Plan, increase the maximum number of shares as to which awards may be granted under the Plan, change the minimum exercise price, change the class of eligible persons, extend the period for which options may be granted or exercised, or withdraw the authority to administer the Plan from the Board or a Committee of the Board. Notwithstanding the foregoing, to the extent permitted by law, the Board may amend the Plan without the approval of shareowners, to the extent it deems necessary to cause the Plan to comply with Securities and Exchange Commission Rule 16b-3 or any successor rule, as it may be amended from time to time. Except as required by law, no amendment, modification, or termination of the Plan may, without the written consent of a director to whom any award shall theretofore have been granted, adversely affect the rights of such director under such option.

13.  CHANGE IN CONTROL

         (a) Notwithstanding other provisions of the Plan, in the event of a change in control of the Company (as defined in subsection (c) below), all of a participant's options shall become immediately vested and exercisable and all of a participant's certificates held by the Company under a stock grant shall be immediately delivered to the participant, unless directed otherwise by a resolution of the Board adopted prior to and specifically relating to the occurrence of such change in control.

         (b) In the event of a change in control each participant holding an exercisable option (i) shall have the right at any time thereafter during the term of such option to exercise the option in full notwithstanding any limitation or restriction in any option agreement or in the Plan, and (ii) may, subject to Board approval and after written notice to the Company within 60 days after the change in control, or during the period beginning on the third business day and ending the twelfth business day following the first release for publication by the Company after such change of control of a quarterly or annual summary statement of earnings, which release occurs at least six months following grant of the option, whichever period is longer, receive, in exchange for the surrender of the option or any portion thereof to the extent the option is then exercisable in accordance with clause (i), an amount of cash equal to the difference between the fair market value (as determined by the Board) on the date of surrender of the Common Stock covered by the option or portion thereof which is so surrendered and the option price of such Common Stock under the option.

         (c) For purposes of this section "change in control" means:

         1)   there shall be consummated

              i. any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which any shares of the Company's common stock are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a wholly-owned subsidiary of the Company immediately before the consolidation or merger; or

              ii.  any sale, lease, exchange or other transfer
                   (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

         2) the shareowners of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

         3) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the Company's then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Company immediately before it becomes such 30% beneficial owner; or

         4) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareowners, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Incumbent Board.

14.  EFFECTIVE DATE

         The effective date of this restated Plan is January 1, 1996.

15.  DEFINITIONS

         Any terms or provisions used herein which are defined in Section 83 of the Internal Revenue Code as amended, or the regulations thereunder or corresponding provisions of subsequent laws and regulations in effect at the time options are made hereunder, shall have the meanings as therein defined.

16.  GOVERNING LAW

         To the extent not inconsistent with the provisions of the Internal Revenue Code that relate to non-qualified stock options and stock grants, this Plan and any agreement adopted pursuant to it shall be construed under the laws of the State of New York.



Dated 4/24/96
                                 FRONTIER CORPORATION

                                   /s/ Josephine S. Trubek
                                By -------------------------
                                       Josephine S. Trubek
                                       Corporate Secretary